UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 23, 2013

First Midwest Bancorp, Inc.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of Incorporation)	0-10967 (Commission File Number)	36-3161078 (IRS Employer Identification No.)

One Pierce Place, Suite 1500, Itasca, Illinois (Address of principal executive offices)	60143 (Zip Code)

(630) 875-7450
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

On October 23, 2013, First Midwest Bancorp, Inc. (the “Company”) issued a press release announcing its earnings results for the quarter and nine months ended September 30, 2013. This press release, dated October 23, 2013, is attached as Exhibit 99.1 to this report.

Item 7.01 Regulation FD Disclosure

On October 23, 2013, the Company also made the information attached hereto as Exhibit 99.2 available via its website at www.firstmidwest.com/aboutinvestor_selected.asp.

The information set forth in this Current Report on Form 8-K (including the information in Exhibits 99.1 and 99.2 attached hereto) is being furnished to the Securities and Exchange Commission and is not deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. Such information shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits

(d) Exhibit Index:

99.1                        Press Release issued by First Midwest Bancorp, Inc. dated October 23, 2013

99.2                        First Midwest Bancorp, Inc. Selected Financial Information

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

First Midwest Bancorp, Inc.
(Registrant)

Date: October 23, 2013	/s/ NICHOLAS J. CHULOS
By: Nicholas J. Chulos
Executive Vice President, Corporate Secretary, and General Counsel